UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013 (July 25, 2013)

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code: (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As disclosed in its Current Report on Form 8-K filed on July 18, 2013 (the “July 18 8-K”), UniTek Global Services, Inc. (the “Company”) and the Company’s lenders (the “Term Lenders”) under its Term Credit Agreement (as defined below) agreed on July 17, 2013 to prepare and execute, prior to July 26, 2013, a Second Amendment and Limited Waiver to the Term Credit Agreement (the “Term Amendment”) upon terms and conditions set forth in a term sheet attached to the Forbearance Amendment (as defined in the July 18 8-K) and described in the July 18 8-K.

On July 25, 2013, the Company and the Term Lenders entered in the Term Amendment on substantially the terms described in the July 18 8-K, which description is incorporated by reference herein.

In connection with the Term Amendment, the Company has issued to the Term Lenders warrants (the “Warrants”), exercisable at $0.01 per share, for shares of the Company’s common stock equal to 19.99% of the shares outstanding prior to the date of the Term Amendment.  The Company has also entered into a customary registration rights agreement with the Term Lenders, pursuant to which it has committed to register the resale of the shares of common stock underlying the Warrants (the “Registration Rights Agreement”)

The “Term Credit Agreement” means that certain Credit Agreement, dated as of April 15, 2011 (as amended on September 14, 2012, and as in effect on the date immediately prior to the date of the Forbearance Agreement), among the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “Term Lenders”), and Cerberus Business Finance, LLC, as administrative agent.

As disclosed in its Current Report on Form 8-K filed on July 16, 2013, on July 10, 2013, the Company entered into that certain Revolving Credit and Security Agreement, dated as of July 10, 2013 (the “Revolving Credit Agreement”), by and among the Company, certain subsidiaries thereof, and Apollo Investment Corporation, as agent (the “Agent”) for the lenders under the Revolving Credit Agreement (collectively, the “Revolving Lenders”).

On July 25, 2013, the Company and the Agent, on behalf of the Revolving Lenders, entered into an Amendment and Limited Waiver (the “Revolver Amendment”) to the Revolving Credit and Security Agreement and Fee Letter (the “Revolving Credit Facility”) pursuant to which the parties agreed to eliminate the previously-disclosed overadvance fee equal to a percentage of the Additional Borrowing Base Amount (as defined in the Revolving Credit Agreement).  The overadvance fee had been equal to 0.67% of the Additional Borrowing Base Amount for each of the first four months of the Revolving Credit Facility, 0.80% of the Additional Borrowing Base Amount for the fifth month, and 1.00% of the Additional Borrowing Base Amount each month thereafter, and had become earned, due and payable on the first business day of each month, in arrears, and immediately payable upon termination of the Revolving Credit Facility.  In connection with eliminating the overadvance fee, the Company and the Agent agreed in the Revolver Amendment to increase the applicable margin on the Revolving Credit Facility resulting in interest rates of the base rate plus 8.25% and LIBOR plus 9.25%.

The Revolver Amendment also contains a waiver by the Revolving Lenders of certain restrictions and modifies certain definitions relating to the entering into of the Term Amendment.  Further, the Revolver Amendment contains a waiver by the Revolving Lenders of any existing defaults and events of default under the Revolving Credit Facility.

The foregoing summaries of the Term Amendment, the Warrants, the Registration Rights Agreement and the Revolver Amendment are qualified in all respects by the actual terms of the agreements or, in the case of the Warrants, the form thereof, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated herein by reference.

A copy of the July 26, 2013 press release discussing certain of these transactions is attached as Exhibit 99.5 hereto and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement  of a Registrant.

The information disclosed above under Item 1.01 to this Current Report on Form 8-K regarding the Term Amendment and the Revolver Amendment is incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information disclosed above under Item 1.01 to this Current Report on Form 8-K regarding the issuance of the Warrants is incorporated herein by reference.

Item 8.01                                           Other Events.

As disclosed in its Current Report on Form 8-K filed on May 16, 2013 (the “May 16 8-K”), on May 16, 2013, the Company issued a press release stating that its wholly-owned subsidiary, DirectSat USA, LLC (“DirectSat”), had received a letter from DIRECTV, LLC (“DIRECTV”) providing a 180-day notice of the termination of its home services provider (“HSP”) agreement with DirectSat, effective November 8, 2013, and that shortly following receipt of the notice, DirectSat entered into a Termination Notice Withdrawal Agreement (the “Withdrawal Agreement”) with DIRECTV providing that the notice of termination will be automatically withdrawn upon the satisfaction of certain conditions, as described in the May 16 8-K.

On July 26, 2013, the Company issued a press release announcing that the conditions to the Withdrawal Agreement were satisfied as of July 25, 2013, and that the notice of termination was thus withdrawn as of July 25, 2013.  A copy of this press release is attached as Exhibit 99.5 hereto and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Exhibit Title
99.1	Second Amendment and Limited Waiver to Credit Agreement, dated as of July 25, 2013.
99.2	Form of Warrant.
99.3	Form of Registration Rights Agreement.
99.4	Amendment and Limited Waiver to Revolving Credit and Security Agreement and Fee Letter, dated as of July 25, 2013.
99.5	Press Release, dated July 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: July 31, 2013	By:	/s/ Andrew Herning
Andrew Herning
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Second Amendment and Limited Waiver to Credit Agreement, dated as of July 25, 2013.
99.2	Form of Warrant.
99.3	Form of Registration Rights Agreement.
99.4	Amendment and Limited Waiver to Revolving Credit and Security Agreement and Fee Letter, dated as of July 25, 2013.
99.5	Press Release, dated July 26, 2013.